Exhibit 10.12

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time and including any and all written instructions given to “Escrow Agent” (hereinafter defined) pursuant hereto, this “Escrow Agreement”) is made and entered into as of September 20, 2006, by and among the members of Vanguard Synfuels, L.L.C., a Louisiana limited liability company, set forth on Schedule 1 hereto (each, a “Member,” and collectively referred to herein as the “Members”), Diametrics Medical, Inc., a Minnesota corporation (“Public Company”, and together with the Members, sometimes referred to collectively as the “Parties”), and JPMorgan Chase Bank, N.A., a national banking association incorporated under the laws of the United States of America, as Escrow Agent (the “Escrow Agent”).

WHEREAS, the Members and Public Company are party to that certain Contribution Agreement, dated as of September 20, 2006 (the “Contribution Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Contribution Agreement);

WHEREAS, pursuant to the terms and conditions set forth in the Contribution Agreement, Public Company is required to deposit One Million Seven Hundred and Sixty-Nine Thousand Nine Hundred and Thirty-Eight Dollars ($1,769,938) in cash (the “Cash Escrow Deposit”) and 430 shares of its Series K Convertible Preferred Stock (the “Stock Escrow Deposit” and, together with the Cash Escrow Deposit, the “Escrow Deposit”) in escrow;

WHEREAS, Public Company may be entitled to indemnification under the terms of Article XII of the Contribution Agreement, as more fully described therein;

WHEREAS, as a source of payment for such indemnification obligations and related expenses, the Contribution Agreement provides that Public Company has the right to recover such amounts from escrow; and

WHEREAS, the Parties have agreed to deposit in escrow the Escrow Deposit and wish such deposit to be subject to the terms and conditions set forth herein;

WHEREAS, the Escrow Agent is not a party to the Contribution Agreement and has no obligations thereunder

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the Parties hereto agree as follows:

1. Appointment. The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. Simultaneous with the execution and delivery of this Escrow Agreement, Public Company is depositing with the Escrow Agent the Escrow Deposit. The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Cash Escrow Deposit and the proceeds thereof (the “Cash Escrow Fund” and, together with the Stock Escrow Deposit, the “Escrow Fund”)) as directed in Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Cash Escrow Fund shall be invested in a trust account with JPMorgan Chase Bank, N.A. (“Cash Escrow”) as instructed in writing by joint written instructions of Public Company and Member Representative, which instructions shall be acceptable to the Escrow Agent. Such written instructions shall specify the type and identity of the investments to be purchased and/or sold and will be executed through JPMorgan Asset Management (“JPMAM”), in the investment management division of JPMorgan Chase. Subject to principles of best execution, transactions are effected on behalf of the Cash Escrow Fund through broker-dealers selected by JPMAM. In this regard, JPMAM seeks to attain the best overall result for the Cash Escrow Fund, taking into consideration quality of service and reliability. No agency fee will be assessed in connection with each transaction. The Escrow Agent shall have the right to liquidate any investments held in the Cash Escrow Fund in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this contract or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Cash Escrow Fund. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder. Receipt, investment and reinvestment of the Cash Escrow Fund shall be confirmed by Escrow Agent promptly, an in any event within three business days of any such event.

4. Disposition and Termination. The Escrow Agent shall deliver the Escrow Fund to the Parties as set forth in this Section 4. Upon delivery of the entire Escrow Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

(a) Indemnification. Public Company may make a claim on the Escrow Fund by providing a written notice to the Escrow Agent (an “Indemnification Demand Notice”) that states (i) that Public Company or any other Public Company Indemnified Party is entitled to all or a portion of the Escrow Fund in satisfaction of an indemnification claim pursuant to Article XII of the Contribution Agreement and (ii) the amount of cash from the Cash Escrow Fund and the number of shares from the Stock Escrow Deposit to be distributed to Public Company. If Public Company provides an Indemnification Demand Notice hereunder to the Escrow Agent, Public Company shall concurrently provide a copy of such Indemnification Demand Notice to the Member Representative. The Member Representative shall have thirty (30) days after receipt by the Member Representative of the Indemnification Demand Notice (the “Objection Period”) to object to the Indemnification Demand Notice. The Member Representative may object in whole or in part to an Indemnification Demand Notice. If the Member Representative fails to object to the Indemnification Demand Notice within the Objection Period, the Escrow Agent shall on the next business day after the Objection Period pay to the Public Company the amount of the Escrow Fund set forth in the Indemnification Demand Notice. If the Member Representative objects to the Indemnification Demand Notice by delivering a timely notice of objection (an “Objection Notice”) during the Objection Period to the Escrow Agent and Public Company, the Escrow Agent shall hold the disputed portion of the Escrow Fund until the disagreement is resolved pursuant to Section 4(b). For the avoidance of doubt, if the Member Representative objects to only a portion of the amount of the Escrow Fund claimed in the Indemnification

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Demand Notice, the Escrow Agent shall pay to Public Company the non-disputed amount of the Escrow Fund. If the Escrow Agent receives an Objection Notice from the Member Representative hereunder, it shall provide a copy of such Objection Notice to Public Company.

(b) Disposition by Escrow Agent. If any disagreement between Public Company, on the one hand, and the Member Representative, on the other hand, occurs in connection with a claim on the Escrow Fund under Section 4(a) or Section 4(c) that results in adverse claims and demands being made in connection with or against all or any part of the Escrow Fund, the Escrow Agent shall not disburse any disputed portion of the Escrow Fund until such time as the Escrow Agent receives joint written directions with respect to such portion of the Escrow Fund signed by Public Company and the Member Representative, or a final nonappealable written judgment or order of a court of competent jurisdiction. The Escrow Agent is authorized and directed to retain in its possession the disputed portion of the Escrow Fund until such dispute shall have been finally settled by mutual agreement of the parties or by a final nonappealable written order of a court of competent jurisdiction, but the Escrow Agent shall be under no duty whatsoever to initiate any proceedings to resolve or settle such dispute. The Escrow Agent shall be entitled to receive from Public Company or the Member Representative a copy of any final, nonappealable written order and a certificate of Public Company or the Member Representative to the effect that such order is final and nonappealable, and the Escrow Agent shall be entitled to conclusively rely on such copy and certification without further inquiry.

(c) Disposition to the Members. The Escrow Agent shall make distributions from the Escrow Fund to the Members in accordance with this Section 4(c). On March 20, 2008, the Member Representative shall deliver to Public Company and the Escrow Agent a written statement (the “Final Distribution Statement”) showing its calculation of (i) the remaining amount of the Escrow Fund and any earnings thereon less (ii) the amount of any Indemnification Demand Notices pending with the Escrow Agent (the “Pending Claims Amount”). The Final Distribution Statement shall specify the name, address, TIN and the amount of cash or shares to be distributed to each Member pursuant to this Section 4(c). Public Company shall have thirty (30) days after receipt by it of the Final Distribution Statement (the “Final Objection Period”) to object to the calculations in the Final Distribution Statement. If Public Company objects to the calculations set forth in the Final Distribution Statement by delivering to the Escrow Agent and the Member Representative a timely notice of objection during the Final Objection Period (a “Final Objection Notice”), the Escrow Agent shall not make any distribution under this Section 4(c) until the disagreement is resolved pursuant to Section 4(b). If the Escrow Agent receives a Final Objection Notice from Public Company it shall provide a copy of such Final Objection Notice to the Member Representative. If Public Company fails to object to the Final Distribution Statement within the Final Objection Period, the Escrow Agent shall on the next business day after the Final Objection Period distribute to the Members the amounts set forth in the Final Distribution Statement. For the avoidance of doubt, the Pending Claims Amount shall be retained in the Escrow Fund until the resolution of such Indemnification Demand Notices in accordance with Section 4(b). The amount of cash to be distributed to each Member under this Section 4(c) from the Cash Escrow Fund shall be determined by multiplying (i) the total amount of cash to be distributed to all Members other than Darrell Dubroc (“Dubroc”) and Tim Collins (“Collins”) under this Section 4(c) by (ii) such Member’s “Percentage of Cash Escrow Fund” as

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set forth with respect to such Member in Schedule 1 hereto. The number of shares of stock to be distributed to Dubroc and Collins under this Section 4(c) shall be determined by multiplying (i) the total number of shares to be distributed to Dubroc and Collins under this Section 4(c) by (ii) 62.81% for Dubroc and 37.19% for Collins (and in case the number of shares to be distributed is not evenly divisible, the number of shares to be distributed shall be rounded to the closest one-hundredth of a share).

(d) Member Representative. The Members agree that they have appointed Darrell Dubroc to be the representative of all of the Members (the “Member Representative”) who shall have the right to take all actions on behalf of the Members with respect to any matter or dispute under this Escrow Agreement, including the giving or receipt of any notices.

(e) Procedure for Distributions. In order to effect any distribution of Escrow Shares from the Escrow Fund to Public Company, Dubroc or Collins (each, a “Transferee”) the Escrow Agent shall deposit with Public Company or its stock transfer agent the certificates for the Escrow Shares and Public Company shall or shall cause such transfer agent to transfer certificates for the number of Escrow Shares to be distributed to the appropriate Transferees and shall re-deposit in the Escrow Fund certificates for any remaining Escrow Shares, which shall continue to be held by the Escrow Agent in accordance with the terms hereof.

(f) Treatment of Stock Escrow Deposit. The shares of Series K Preferred Stock held in the Escrow Fund (the “Escrow Shares”) shall be registered in the name of the Escrow Agent as nominee for Dubroc and Collins as the beneficial owners of such shares. Dubroc is the beneficial owner of 62.81% of the Escrow Shares and Collins is the beneficial owner of 37.19% of the Escrow Shares for this purpose. The Escrow nominee name is Sigler & Co. c/o JPMorgan Chase Bank, N. A., P.O. Box 35308, Newark , NJ 07101 Tax ID # 13-3641527.

(g) Distributions on Escrow Shares. Any cash dividends, dividends payable in securities or other distributions of any kind (but excluding any shares of Public Company capital stock received upon a stock split or stock dividend or in any reorganization of Public Company, including, without limitation, as a result of any merger of Public Company with another company, “Dividends”) on the Escrow Shares shall be promptly distributed by the Escrow Agent to the Member Representative. The Member Representative shall further distribute such Dividends to the beneficial holder of the Escrow Shares to which such distribution relates. Neither Public Company nor the Escrow Agent shall have any liability to Dubroc or Collins relating to any such distribution by the Member Representative. Any shares of Public Company capital stock received by the Escrow Agent upon a stock split or stock dividend or in any reorganization of Public Company, including, without limitation, as a result of any merger of Public Company with another company, shall be added to the Escrow Fund and become a part thereof. Any provision hereof shall be adjusted to appropriately reflect any such transaction.

5. Escrow Agent. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it

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hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent’s gross negligence or willful misconduct was the primary cause of any loss to either of the Parties. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. The Escrow Agent may interplead all of the assets held hereunder into a court of competent jurisdiction or may seek a declaratory judgment with respect to certain circumstances, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets or any action or nonaction based on such declaratory judgment. The parties hereto other than the Escrow Agent agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 30 days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent’s corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act. Escrow Agent’s sole responsibility after such 30-day notice period expires shall be to hold the Escrow Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent’s obligations hereunder shall cease and terminate. If the Parties have failed to appoint a successor escrow agent prior to the expiration of 30 days following receipt of the notice of resignation, the Escrow may petition any

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court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.

7. Compensation and Reimbursement. The Parties agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 3 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all reasonable expenses, disbursements and advances, including reasonable attorney’s fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

8. Indemnity. The Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the “indemnitees”) from and against any and all loss, liability or expense (including the fees and expenses of in house or outside counsel and experts and their staffs and all expense of document location, duplication and shipment) arising out of or in connection with (i) the Escrow Agent’s execution and performance of this Escrow Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is finally adjudicated to have been primarily caused by the gross negligence or willful misconduct of such indemnitee, or (ii) its following any instructions or other directions from the Member Representative or Public Company, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. Account Opening Information/TINs.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

For accounts opened in the US: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Escrow Agent will ask for information that will allow us to identify relevant parties.

For non-US accounts: To help in the fight against the funding of terrorism and money laundering activities we are required along with all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Escrow Agent will ask for information that will allow us to identify you.

TINs. Tax Matters. The Parties each represent that its correct Taxpayer Identification Number (“TIN”) assigned by the Internal Revenue Service (“IRS”) or any other taxing authority is set forth on the signature page hereof. In addition, all interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the

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Parties and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Parties. In the absence of such written directions, undistributed earnings will be attributed to and reported on as belonging to the Members. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities. Any tax returns or reports required to be prepared and filed on behalf of or by the Escrow Fund will be prepared and filed by the Member or Public Company, as applicable, and the Escrow Agent shall have no responsibility for the preparation and/or filing or any tax return with respect to any income earned by the Escrow Fund. In addition, any tax or other payments required to be made pursuant to such tax return or filing will be paid by the Members or Public Company, as appropriate. Escrow Agent shall have no responsibility for such payment unless directed to do so by the appropriate authorized party.

10. Notices. All communications hereunder shall be in writing and shall be deemed to be duly given and received:

(i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;

(ii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or

(iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested;

(iv) in each case to the appropriate notice address or facsimile number set forth below or at such other address or facsimile number as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

If to Member Representative:	P.O. Box 399 737 Abe Hall Road Pollock, Louisiana 71467 Attention: Darrell Dubroc Telephone No.: (318) 765-3574 Facsimile No.: (318) 765-3577

If to a Member:	At such Member’s address or facsimile number as set forth on the signature page hereto.

If to Public Company:	6033 West Century Boulevard, Suite 850 Los Angeles, California 90045 Attention: Bruce Comer Telephone No.: (310) 670-2721 Facsimile No.: (310) 670-4107

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With a copy to:	Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013 Attention: Stephen D. Blevit, Esq. Telephone No.: (213) 896-6029 Facsimile No.: (213) 896-6600

If to the Escrow Agent:	JPMorgan Chase Bank, N.A. Escrow Services 560 Mission Street, 13th Floor San Francisco, CA 94105 Attention: Maital Shemesh-Rasmussen Telephone No.: (415) 315-3986 Facsimile No.: (415) 315-3986

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given to the Escrow Agent on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement, as indicated in Section 10), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by a Member or Public Company to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

12. Jurisdiction of Disputes; Waiver of Jury Trial. In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement or any matters described or contemplated herein or therein, with respect to any of the matters described or contemplated herein or therein, the parties to this Agreement hereby (a) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the City of New York, New York, whether a state or federal court; (b) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction

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in any such court described in clause (a) and to service of process upon them in accordance with the rules and statutes governing service of process (it being understood that nothing in this Section 12 shall be deemed to prevent any party from seeking to remove any action to a federal court in New York, New York; (c) agree to waive to the fullest extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum; (d) designate, appoint and direct CT Corporation System as its authorized agent to receive on its behalf service of any and all process and documents in any legal proceeding in the State of New York; (e) agree to notify the other parties to this Agreement immediately if such agent shall refuse to act, or be prevented from acting, as agent and, in such event, promptly to designate another agent in the City of New York, satisfactory to the Member Representative and Public Company, to serve in place of such agent and deliver to the other party written evidence of such substitute agent’s acceptance of such designation; (f) agree as an alternative method of service to service of process in any legal proceeding by mailing of copies thereof to such party at its address set forth in Section 12 for communications to such party; (g) agree that any service made as provided herein shall be effective and binding service in every respect; and (h) agree that nothing herein shall affect the rights of any party to effect service of process in any other manner permitted by law. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

13. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

14. Compliance with Court Orders. In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or

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complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

Tax Certification: Taxpayer ID#: XXX-XX-XXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

JOE BURNS

Signature:	/s/ Joe Burns
Printed Name:	Joe Burns
Address:	408 Country Road, Jonesboro, LA 71251
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

JOHN RUSSO

Signature:	/s/ John A. Russo
Printed Name:	John A. Russo
Address:	2112 Landau Lane, Bossier City, LA 71111
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

JIMMY CARTER

Signature:	/s/ Jimmy Carter
Printed Name:	Jimmy Carter
Address:	627 Woodlake, Converse, LA 71419
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

BENNY CLOUD

Signature:	/s/ Benny Cloud
Printed Name:	Benny Cloud
Address:	20 D. Cloud Rd. Glenmora, LA 71433
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

DILLARD CLOUD, JR.

Signature:	/s/ Dillard Cloud, Jr.
Printed Name:	Dillard Cloud, Jr.
Address:	21 D. Cloud Rd. Glenmora, LA 71433
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

TIM COLLINS

Signature:	/s/ Tim Collins
Printed Name:	Tim Collins
Address:	730 Hwy 470 Lecompte, LA 71346
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XX-XXXXXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☒  Partnership         ☐  Non-profit or Charitable Org

☐ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

CGC ASSOCIATES, LLC

By:	/s/ Tim Collins
Printed Name:	Tim Collins
Title:	Authorized Signatory
Address:	408 Big Lake Rd., Pineville, LA 91346
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

CECIL CRAWFORD

Signature:	/s/ Cecil Crawford
Printed Name:	Cecil Crawford
Address:	198 Russwood Lane, Ruston, LA 71270
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

GLENN DAVIS

Signature:	/s/ Glenn Davis
Printed Name:	Glenn Davis
Address:	313 Manderville Rd., Pineville, LA 71360
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

DARRELL DUBROC

Signature:	/s/ Darrell Dubroc
Printed Name:	Darrell Dubroc
Address:	1929 Hwy. 1, Marksville, LA 71351
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

THOMAS FRAZIER

Signature:	/s/ Thomas Frazier
Printed Name:	Thomas Frazier
Address:	3385 Hwy. 121, Boyce, LA 71409
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

MICHAEL HAWKINS

Signature:	/s/ Michael Hawkins
Printed Name:	Michael Hawkins
Address:	1328 Hwy. 9, Saline, LA 71070
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XX-XXXXXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☒  Partnership         ☐  Non-profit or Charitable Org

☐ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

BIOINVEST, LLC

By:	/s/ Stanley G. King
Printed Name:	Stanley G. King
Title:	Authorized Signatory
Address:	333A Edgewood Drive, Pineville, LA 71360
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

ANTWINE J. LAVESPERE

Signature:	/s/ Antwine J. Lavespere
Printed Name:	Antwine J. Lavespere
Address:	143 Bryant Road, Montgomery, LA 71454
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

CARL R. MARTIN

Signature:	/s/ Carl R. Martin
Printed Name:	Carl R. Martin
Address:	245 Martin Road, Pitkin, LA 70656
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

KERRY MCMANUS

Signature:	/s/ Kerry McManus
Printed Name:	Kerry McManus
Address:	603 Dunn Road, Montgomery, LA 71454
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

JEFF PETERSON

Signature:	/s/ Jeff Peterson
Printed Name:	Jeff Peterson
Address:	1018 Pinder Lane, DeQuincy, LA 70633
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☒  Partnership         ☐  Non-profit or Charitable Org

☐ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

TIMBER HARVESTING EXPERTS LOGGING CO., LLC

By:	/s/ Derald Phillips
Printed Name:	Derald Phillips
Title:	President
Address:	562 Hwy. 8, Lena, LA 71477
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

STEPHEN SHELTON

Signature:	/s/ Stephen Shelton
Printed Name:	Stephen Shelton
Address:	10354 Hwy. 34, Winnfield, LA 71483
Phone Number:	___________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

TRAVIS TAYLOR

Signature:	/s/ Travis Taylor
Printed Name:	Travis Taylor
Address:	132 Taylor Shop Road, Goldona, LA 71031
Phone Number:	____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

BENJAMIN TEMPLIN

Signature:	/s/ Benjamin A. Templin
Printed Name:	Benjamin A. Templin
Address:	1010 University Ave., #142, San Diego, CA 92103
Phone Number:	XXX-XXXX

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

STEVE TEMPLIN

Signature:	/s/ Steve Templin
Printed Name:	Steve Templin
Address:	150 Kincaid Lane, Boyce, LA 71409
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

CLYDE TODD

Signature:	/s/ Clyde Todd
Printed Name:	Clyde Todd
Address:	8159 Titelist, Pineville, LA 71360
Phone Number:	___________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

AUDREY D. TYLER

Signature:	/s/ Audrey D. Tyler
Printed Name:	Audrey D. Tyler
Address:	203 Fadler Lane, Deville, LA 71328
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

WILLIAM WIEGER

Signature:	/s/ William Wieger
Printed Name:	William Wieger
Address:	112 Gayven Dr., Pineville, LA 71360
Phone Number:	_____________________

Tax Certification: Taxpayer ID#: XXX-XX-XXXX

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☒ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

GREG WILLIAMS

Signature:	/s/ Greg Williams
Printed Name:	Greg Williams
Address:	706 Loggers Loop, Saline, LA 71360
Phone Number:	_____________________

Tax	Certification: Taxpayer ID#:

Customer is a (check one):

☐  Corporation         ☐  Municipality         ☐  Partnership         ☐  Non-profit or Charitable Org

☐ Individual	☐ REMIC ☐ Trust ☐ Other

Under the penalties of perjury, the undersigned certifies that:

(1) the entity is organized under the laws of the United States

(2) the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it); and

(3) it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding.

(If the entity is subject to backup withholding, cross out the words after the (3) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid back up withholding.

DIAMETRICS MEDICAL, INC.

Signature:	/s/ W. Bruce Comer, III
Printed Name:	W. Bruce Comer, III
Title:	Chief Executive Officer
Address:	6033 West Century Blvd., Suite 850 Los Angeles, CA 90045
Phone Number:	_____________________

JPMORGAN CHASE BANK, N.A.,
as Escrow Agent

By:	/s/ Maital Shemesh-Rasmussen
Name:	Maital Shemesh-Rasmussen
Title:	Vice President

Schedule 1

Schedule 2

Schedule 3